UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        September 30, 2019

U.S. Xpress Enterprises, Inc.
(Exact name of registrant as specified in its charter)
Nevada	001-38528	62-1378182
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of Principal Executive Offices)	(Zip Code)

(423) 510-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	USX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
□  Emerging growth company
□ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01          Entry into a Material Definitive Agreement.
On September 30, 2019, U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), entered into a First Amendment to Credit Agreement (the “Amendment”) by and among the Company, the Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swingline Lender, which amends the Company’s existing Credit Agreement, dated June 18, 2018, by and among the Company, the Guarantors party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., as joint lead arrangers and joint bookrunners, and Bank of America, N.A., as Administrative Agent, Swingline Lender, and L/C Issuer (as amended, the “Credit Agreement”). Among other things, the financial covenants were amended as follows:
	Quarter Ending September 30, 2019		Quarter Ending December 31, 2019		Quarter Ending March 31, 2020		Quarter Ending June 30, 2020
	Existing	New	Existing	New	Existing	New	Existing	New
Leverage Ratio Requirement	3.00x	3.25x	3.00x	3.50x	3.00x	3.50x	3.00x	3.25x
Interest Coverage Requirement	2.00x	2.00x	2.00x	1.20x	2.00x	1.20x	2.00x	1.75x

The description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.
Item 7.01          Regulation FD Disclosure.
On September 30, 2019, the Company issued a press release announcing the Amendment.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99.1	Press Release dated September 30, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
U.S. Xpress Enterprises, Inc.
(Registrant)

Date: September 30, 2019	By:	/s/ Eric A. Peterson
Eric A. Peterson
Chief Financial Officer, Treasurer, and Secretary

EXHIBIT INDEX
EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release dated September 30, 2019